Exhibit 99.1

EDITORIAL CONTACTS:

Michele Drake

+1 650 752 5296

michele_drake@agilent.com

Jorgen Tesselaar (Europe and Asia)

+31 20 547 2825

jorgen_tesselaar@agilent.com

INVESTOR CONTACT:

Hilliard Terry

+1 650 752 5329

hilliard_terry@agilent.com

Agilent Technologies Reports First Quarter 2004 Results

PALO ALTO, Calif., Feb. 17, 2004 — Agilent Technologies Inc. (NYSE: A) today reported orders of $1.73 billion for the first fiscal quarter ended Jan. 31, 2004, 27 percent above one year ago. Revenues during the quarter were $1.64 billion, 16 percent ahead of last year. First quarter GAAP net earnings of $71 million, or $0.14 per diluted share, compared to a loss of $369 million, or $0.78 per share, in last year’s first quarter.

Excluding $32 million of net restructuring and amortization charges, Agilent reported first quarter operating net income of $103 million, or $0.21 per share, versus a loss on a comparable basis of $109 million, or $0.23 per share, one year ago.

“We are pleased with our performance in the first quarter of this year,” said Ned Barnholt, Agilent chairman, president and chief executive officer. “Stronger economic activity in most of our markets drove these results, coupled with our ability to achieve lower structural costs sooner than anticipated.”

“During the quarter, we achieved a $1.40 billion operating breakeven cost structure, three quarters earlier than planned(1). For the second consecutive quarter, Agilent generated positive free cash flow from operations,(2)” said Barnholt. The company ended the quarter with $1.7 billion of cash and equivalents, up $71 million from the prior quarter. Inventory days-on-hand improved by 15 from one year ago to 107. Capital spending of $29 million was $40 million below the level of depreciation.

During the first quarter, Semiconductor Products orders were up 53 percent from last year to the highest levels since the year 2000. Automated Test segment orders, while down from the seasonally strong fourth quarter, were up 74 percent from last year. Life Sciences and Chemical Analysis orders were 15 percent above one year ago, while Test and Measurement segment orders were up 8 percent. Overall, the company’s book-to-bill ratio was 1.05 in the first quarter, compared to 1.03 in the fourth quarter of last year and 0.96 one year ago.

Looking ahead, Barnholt said, “The markets we serve are clearly gaining some traction, and Agilent has both the cost structure and the innovative new products to take full advantage of the recovery. Without the normal first quarter drop, we are somewhat cautious about assuming the usual seasonal rise in second quarter activity.”

“We are maintaining our prior second quarter guidance of earnings before restructuring and amortization charges in the range of $0.20 to $0.25 per share(3) on revenues of $1.65 billion to $1.70 billion. For the year 2004, we are comfortable with the current range of analyst expectations for both revenues and operating EPS,” said Barnholt.

Segment Results

Test and Measurement

(in millions)

	Q1:F04	Q1:F03	Q4:F03
Orders	642	594	645
Revenues	642	633	631
Operating Profit(4)	4	(132)	(11)

Test and Measurement returned to profitability in the first quarter as a result of aggressive restructuring. Orders during the quarter of $642 million were 8 percent above one year ago and flat versus the seasonally strong fourth quarter of fiscal 2003. Compared to last year, orders were stronger in both communications, driven by demand for wireless handset testers, and in general purpose test, where orders were up 13 percent. Revenues of $642 million were 1 percent above last year and 2 percent ahead of three months earlier.

First quarter operating profits of $4 million were improved by $136 million compared to one year ago, despite only $9 million higher revenues. Profits were up $15 million versus the fourth quarter on a revenue gain of $11 million.

Automated Test

(in millions)

	Q1:F04	Q1:F03	Q4:F03
Orders	200	115	260
Revenues	219	136	260
Operating Profit(4)	20	(48)	45

First quarter Automated Test orders of $200 million were 74 percent above one year ago, with significant year-to-year growth in all product lines. Sequentially, orders were down 23 percent from the seasonally strong fourth quarter, largely because of seasonal weakness in consumer-driven flash memory test. Revenues of $219 million were 61 percent above last year and down 16 percent from a strong Q4.

Segment profits were positive for the third consecutive quarter. First quarter profits of $20 million were up $68 million from one year ago on an $83 million increase in revenues. Compared to the fourth quarter, profits were down $25 million on a revenue decline of $41 million. Return on invested capital (ROIC) during the quarter was about 9 percent(5).

Semiconductor Products

(in millions)

	Q1:F04	Q1:F03	Q4:F03
Orders	582	381	493
Revenues	469	367	463
Operating Profit(4)	60	(48)	40

Semiconductor Products had a very strong first quarter, with orders of $582 million, up 53 percent from last year and 18 percent ahead of the seasonally strong fourth quarter. Compared to last year, personal systems products orders were up 73 percent, with strength across the board but particularly notable in mobile phone components. Networking orders were also up, 14 percent ahead of last year. Revenues of $469 million were 28 percent above one year ago and 1 percent ahead of the fourth quarter. Semiconductor Products’ book-to-bill ratio of 1.24 compares to 1.04 last year and 1.06 three months ago.

Segment profits reflected the benefits of higher volumes, better yields and cumulative restructuring, generating a segment ROIC of 28 percent(5) . Profits of $60 million were $108 million higher than last year on $102 million higher volume. Compared to the fourth quarter, profits were up $20 million on only $6 million higher volume.

Life Sciences and Chemical Analysis

(in millions)

	Q1:F04	Q1:F03	Q4:F03
Orders	307	268	333
Revenues	313	276	321
Operating Profit(4)	49	34	53

Life Sciences and Chemical Analysis showed signs of improving momentum during the first quarter, with orders of $307 million up 15 percent from last year and down only 8 percent from the seasonally strong fourth quarter. Life Sciences orders were up 10 percent year-to-year, while Chemical Analysis orders were up 18 percent due to particular strength in Asia. Revenues of $313 million were 13 percent above last year and down only 2 percent from the fourth quarter’s record level.

Segment profits reached $49 million in the quarter, up $15 million from one year ago on a $37 million increase in revenues. Profits were down $4 million from the fourth quarter’s record result on an $8 million drop in volume. During the quarter, the segment achieved an ROIC of 32 percent(5) .

About Agilent Technologies

Agilent Technologies Inc. (NYSE: A) is a global technology leader in communications, electronics, life sciences and chemical analysis. The company’s 28,000 employees serve customers in more than 110 countries. Agilent had net revenue of $6.1 billion in fiscal year 2003. Information about Agilent is available on the Web at www.agilent.com.

Agilent management will host a live webcast of its quarterly conference call with the investment community in listen-only mode today at 1:30 p.m. (PT). Listeners may log on at www.investor.agilent.com and select “Conference Calls” in the “Recent News and Events” box. The webcast will remain on the company site for 90 days.

A telephone replay of the conference call will be available starting at 4:30 p.m. (PT) today through Feb. 24 by dialing + 1 719 457 0820 and entering pass code 540723.

Forward-Looking Statements

This news release contains forward-looking statements (including, without limitation, information regarding expected revenues and earnings, the markets we serve, our ability to take advantage of the recovery and seasonality) that involve risks and uncertainties that could cause results of Agilent to differ materially from management’s current expectations.

In addition, other risks that Agilent faces in running its operations include: the ability to execute successfully through business cycles while it continues to implement workforce and other cost reductions; the ability to meet and achieve the benefits of its cost reduction goals and otherwise successfully adapt its cost structures to continuing changes in business conditions; ongoing competitive, pricing and gross margin pressures; the risk that our cost-cutting initiatives will impair our ability to develop products and remain competitive and to operate effectively; the impact of geopolitical uncertainties on our markets and our ability to conduct business; the successful implementation of Agilent’s ERP and other information systems and the ability to realize the benefits from these and other IT systems investments; the ability to improve asset performance to adapt to changes in demand; the ability to successfully introduce new products at the right time, price and mix and other risks detailed in Agilent’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended Oct. 31, 2003.

# # #

(1)	Agilent’s operating breakeven cost structure of $1.40 billion can be reconciled to GAAP breakeven cost structure as follows: Total GAAP costs and expenses: $1.56 billion less restructuring of $.05 billion, less cost of sales decrement of $.09 billion (35% x $243 million), less IT projects of $.02 billion.
(2)	Free cash flow is defined as Net Cash provided by operating activities less Investments in property, plant and equipment.
(3)	Agilent’s expected range of EPS for Q204 and full year 2004 excludes restructuring, which cannot be estimated, and amortization of intangibles, which is expected to be $5 million in the second quarter and about $20 million for the year. Non-GAAP tax rate is assumed to be 31 percent.
(4)	Before restructuring charges in all periods.
(5)	Refer to financial results tables for ROIC.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended January 31,		Percent Inc/(Dec)
	2004	2003
Orders	$1,731	$1,358	27%

Net revenue	$1,643	$1,412	16%

Costs and expenses:
Cost of products and services	904	880	3%
Research and development	229	277	(17)%
Selling, general and administrative	431	511	(16)%

Total costs and expenses	1,564	1,668	(6)%

Income (loss) from operations	79	(256)	131%

Other income (expense), net	4	4	—%

Income (loss) before taxes	83	(252)	133%

Provision (benefit) for taxes	12	(140)	(109)%

Income (loss) before cumulative effect of accounting change	71	(112)	163%

Cumulative effect of adopting SFAS No. 142 (net of tax benefit of $11 million)	—	(257)	100%

Net income (loss)	$71	$(369)	119%

Net income (loss) per share -
Basic
Income (loss) before cumulative effect of accounting change	$0.15	$(0.24)
Cumulative effect of adopting SFAS No. 142, net	—	(0.54)

Net income (loss)	$0.15	$(0.78)

Diluted
Income (loss) before cumulative effect of accounting change	$0.14	$(0.24)
Cumulative effect of adopting SFAS No. 142, net	—	(0.54)

Net income (loss)	$0.14	$(0.78)

Weighted average shares used in computing net income (loss) per share:
Basic	480	471
Diluted	490	471

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Excluding Restructuring, Amortization of Intangibles, Tax Valuation Allowance

and Non-Operational Items

(Unaudited)

(In millions, except per share amounts)
	Three Months Ended January 31,		Percent Inc/(Dec)
	2004	2003
Orders	$1,731	$1,358	27%

	$1,643	$1,412	16%
Net Revenue
Costs and expenses:
Cost of products and services	887	864	3%
Research and development	219	273	(20)%
Selling, general and administrative	400	477	(16)%

Total costs and expenses	1,506	1,614	(7)%

Income (loss) from operations	137	(202)	168%

Other income (expense), net	12	7	71%

Income (loss) before taxes	149	(195)	176%

Provision (benefit) for taxes	46	(86)	(153)%

Non-GAAP net income (loss)	$103	$(109)	194%

Non-GAAP net income (loss) per share:
Basic	$0.21	$(0.23)
Diluted	$0.21	$(0.23)

Weighted average shares used in computing non-GAAP net income (loss) per share:
Basic	480	471
Diluted	490	471

The above non-GAAP condensed consolidated statement of operations has been adjusted to exclude the following items and reconcile to GAAP net income (loss):

Net income (loss) per GAAP	$71	$(369)
Non-GAAP adjustments:
Other intangibles	11	12
Restructuring and Asset Impairment	45	42
Write down of equity securities	8	5
SFAS No. 142 adoption	—	268
Other	2	(2)
Adjustment for income taxes	(34)	(65)

Non-GAAP net income (loss)	$103	$(109)

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM GAAP TO NON-GAAP

NET INCOME

THREE MONTHS ENDED JANUARY 31, 2004

(Unaudited)

		Non-GAAP Adjustments
(In millions, except per share amounts)	GAAP	Other Intangibles	Restructuring and Asset Impairment	Write Down of Equity Securities	Other	Adjustment for Income Taxes	Non-GAAP
Orders	$1,731	$—	$—	$—	$—	$—	$1,731

Net revenue	$1,643	$—	$—	$—	$—	$—	$1,643

Costs and expenses:
Cost of products and services	904	(9)	(8)	—	—	—	887
Research and development	229	—	(10)	—	—	—	219
Selling, general and administrative	431	(2)	(27)	—	(2)	—	400

Total costs and expenses	1,564	(11)	(45)	—	(2)	—	1,506

Income from operations	79	11	45	—	2	—	137

Other income (expense), net	4	—	—	8	—	—	12

Income from operations before taxes	83	11	45	8	2	—	149

Provision for taxes	12	—	—	—	—	34	46

Net income	$71	$11	$45	$8	$2	$(34)	$103

Net income per share - Basic and Diluted:
Basic	$0.15	$0.02	$0.09	$0.02	$—	$(0.07)	$0.21

Diluted	$0.14	$0.02	$0.09	$0.02	$—	$(0.06)	$0.21

Weighted average shares used in computing net income per share:
Basic	480	480	480	480	480	480	480
Diluted	490	490	490	490	490	490	490

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM GAAP TO NON-GAAP

NET LOSS

THREE MONTHS ENDED JANUARY 31, 2003

(Unaudited)

		Non-GAAP Adjustments
(In millions, except per share amounts)	GAAP	Other Intangibles	Restructuring and Asset Impairment	Write Down of Equity Securities	SFAS No. 142 Adoption	Other	Adjustment for Income Taxes	Non-GAAP
Orders	$1,358	$—	$—	$—	$—	—	$—	$1,358

Net revenue	$1,412	$—	$—	$—	—	—	$—	$1,412

Costs and expenses:
Cost of products and services	880	(10)	(6)	—	—	—	—	864
Research and development	277	—	(4)	—	—	—	—	273
Selling, general and administrative	511	(2)	(32)	—	—	—	—	477

Total costs and expenses	1,668	(12)	(42)	—	—	—	—	1,614

Loss from operations	(256)	12	42	—	—	—	—	(202)

Other income (expense), net	4	—	—	5	—	(2)	—	7

Loss before taxes	(252)	12	42	5	—	(2)	—	(195)

Benefit for taxes	(140)	—	—	—	(11)	—	65	(86)

Loss before cumulative effect of accounting change	(112)	12	42	5	11	(2)	(65)	(109)

Cumulative effect of adopting SFAS No. 142
(net of tax benefit of $11 million)	(257)	—	—	—	257	—	—	—

Net loss	$(369)	$12	$42	$5	$268	(2)	$(65)	$(109)

Net loss per share - Basic and Diluted:
Loss before cumulative effect of accounting change	$(0.24)	$0.03	$0.09	$0.01	$0.02	$—	$(0.14)	$(0.23)
Cumulative effect of adopting SFAS No. 142, net	(0.54)	—	—	—	0.54	—	—	—

Net loss	$(0.78)	$0.03	$0.09	$0.01	$0.56	$—	$(0.14)	$(0.23)

Weighted average shares used in computing net loss per share:
Basic and diluted	471	471	471	471	471	471	471	471

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEET

(in millions, except par value and share amounts)

(Unaudited)

	January 31, 2004	October 31, 2003
ASSETS

Current assets:
Cash and cash equivalents	$1,678	$1,607
Accounts receivable, net	1,064	1,086
Inventory	1,056	995
Current deferred tax assets	10	10
Other current assets	178	191

Total current assets	3,986	3,889
Property, plant and equipment, net	1,419	1,447
Goodwill and other intangible assets, net	410	402
Long-term deferred tax assets	23	27
Other assets	546	532

Total assets	$6,384	$6,297

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$416	$441
Employee compensation and benefits	474	566
Deferred revenue	284	262
Income and other taxes payable	269	326
Other accrued liabilities	302	311

Total current liabilities	1,745	1,906

Senior convertible debentures	1,150	1,150
Other liabilities	420	417

Total liabilities	3,315	3,473

Commitments and contingencies	—	—

Stockholders’ equity:
Preferred stock; $0.01 par value; 125 million shares authorized; none issued and outstanding	—	—
Common stock; $0.01 par value; 2 billion shares authorized; 480 million shares at January 31, 2004 and 476 million shares at October 31, 2003 issued and outstanding	5	5
Additional paid-in capital	5,050	4,984
Accumulated deficit	(2,088)	(2,159)
Accumulated comprehensive income (loss)	102	(6)

Total stockholders’ equity	3,069	2,824

Total liabilities and stockholders’ equity	$6,384	$6,297

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In millions)

(Unaudited)

Three months ended January 31, 2004
Cash flows from operating activities:
Net income	$71
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	69
Amortization	12
Inventory-related charges	1
Deferred taxes	(7)
Asset impairment charges	12
Changes in assets and liabilities:
Accounts receivable	51
Inventory	(65)
Accounts payable	7
Employee compensation and benefits	(92)
Income taxes and other taxes payable	(30)
Other current assets and liabilities	30
Other long-term assets and liabilities	(19)

Net cash provided by operating activities *	40
Cash flows from investing activities:

Investments in property, plant and equipment	(29)
Purchased intangibles	(5)

Net cash used in investing activities	(34)
Cash flows from financing activities:

Issuance of common stock under employee stock plans	66
Net repayments of notes payable and short-term borrowings	(1)

Net cash provided by financing activities	65

Change in cash and cash equivalents	71

Cash and cash equivalents at beginning of period	1,607

Cash and cash equivalents at end of period	$1,678

* Cash payments included in operating activities:
Restructuring	$37
Income tax payments	$26
Pension trust fund contributions	$78

AGILENT TECHNOLOGIES, INC.

TEST AND MEASUREMENT INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended January 31, 2004	Three months ended January 31, 2003	Yr vs.Yr % change	Three months ended October 31, 2003	Sequential % change
Orders	$642	$594	8%	$645	—%
Net Revenue	$642	$633	1%	$631	2%
Income (loss) from operations	$4	$(132)	103%	$(11)	136%

Q1 FY04 vs Q4 FY03 BY MARKET SEGMENT

	Orders			Net Revenue
	Q1 FY04 $ Amount	Sequential % change	% of Segment	Q1 FY04 $ Amount	Sequential % change	% of Segment
Communications test	$445	—%	69%	$446	5%	69%
General purpose test	197	(1)%	31%	196	(4)%	31%

	$642	—%	100%	$642	2%	100%

Q1 FY04 vs Q1 FY03 BY MARKET SEGMENT

	Orders		Net Revenue
	Q1 FY04 $ Amount	Yr vs.Yr % change	Q1 FY04 $ Amount	Yr vs.Yr % change
Communications test	$445	6%	$446	(2)%
General purpose test	197	13%	196	9%

	$642	8%	$642	1%

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

AUTOMATED TEST INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended January 31, 2004	Three months ended January 31, 2003	Yr vs.Yr % change	Three months ended October 31, 2003	Sequential % change
Orders	$200	$115	74%	$260	(23)%
Net Revenue	$219	$136	61%	$260	(16)%
Income (loss) from operations	$20	$(48)	142%	$45	(56)%

Q1 FY04 vs Q4 FY03 BY MARKET SEGMENT

	Orders			Net Revenue
	Q1 FY04 $ Amount	Sequential % change	% of Segment	Q1 FY04 $ Amount	Sequential % change	% of Segment
Semiconductor test	$162	(26)%	81%	$179	(19)%	82%
Manufacturing test	38	(7)%	19%	40	3%	18%

	$200	(23)%	100%	$219	(16)%	100%

Q1 FY04 vs Q1 FY03 BY MARKET SEGMENT

	Orders		Net Revenue
	Q1 FY04 $ Amount	Yr vs.Yr % change	Q1 FY04 $ Amount	Yr vs.Yr % change
Semiconductor test	$162	88%	$179	67%
Manufacturing test	38	31%	40	38%

	$200	74%	$219	61%

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

SEMICONDUCTOR PRODUCTS INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended January 31, 2004	Three months ended January 31, 2003	Yr vs.Yr % change	Three months ended October 31, 2003	Sequential % change
Orders	$582	$381	53%	$493	18%
Net Revenue	$469	$367	28%	$463	1%
Income (loss) from operations	$60	$(48)	225%	$40	50%

Q1 FY04 vs Q4 FY03 BY MARKET SEGMENT

	Orders			Net Revenue
	Q1 FY04 $ Amount	Sequential % change	% of Segment	Q1 FY04 $ Amount	Sequential % change	% of Segment
Networking	$149	(11)%	26%	$149	(3)%	32%
Personal systems	433	33%	74%	320	4%	68%

	$582	18%	100%	$469	1%	100%

Q1 FY04 vs Q1 FY03 BY MARKET SEGMENT

	Orders		Net Revenue
	Q1 FY04 $ Amount	Yr vs.Yr % change	Q1 FY04 $ Amount	Yr vs.Yr % change
Networking	$149	14%	$149	19%
Personal systems	433	73%	320	32%

	$582	53%	$469	28%

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

LIFE SCIENCES AND CHEMICAL ANALYSIS INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months Ended January 31, 2004	Three months ended January 31, 2003	Yr vs.Yr % change	Three months ended October 31, 2003	Sequential % change
Orders	$307	$268	15%	$333	(8)%
Net Revenue	$313	$276	13%	$321	(2)%
Income from operations	$49	$34	44%	$53	(8)%

Income from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

Segment Income (Loss) from Operations

Reconciliation of Reporting Segments to Agilent Non-GAAP Income (Loss)

(In millions)

(Unaudited)

	Three months ended January 31,		Three months ended October 31,
	2004	2003	2003
Test and Measurement	$4	$(132)	$(11)
Semiconductor Products	60	(48)	40
Automated Test	20	(48)	45
Life Sciences and Chemical Analysis	49	34	53

Residual corporate charges	4	(8)	(5)

Non-GAAP income (loss) from operations - Agilent	$137	$(202)	$122

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and residual corporate charges.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

ORDERS AND NET REVENUE FROM OPERATIONS

BY GEOGRAPHY

(In millions, except percent changes)

(Unaudited)

	Three Months Ended January 31,		Percent Inc/(Dec)
	2004	2003
ORDERS
Americas	$550	$496	11%
Europe	372	295	26%
Asia Pacific	809	567	43%

Total	$1,731	$1,358	27%

NET REVENUE
Americas	$573	$576	(1)%
Europe	363	296	23%
Asia Pacific	707	540	31%

Total	$1,643	$1,412	16%

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

Reconciliation of Segment ROIC

(In millions)

(Unaudited)

	Q1 FY04 ATG	Q1 FY04 SPG	Q1 FY04 LSCA
Numerator:
Segment income from operations	$20	$60	$49
Less:
Other income and taxes	8	(4)	17

Segment return	12	64	32

Segment return annualized	$48	$256	$128

Denominator:
Segment assets	$645	$1,165	$587
Less:
Net current liabilities *	106	281	164

Invested capital	$539	$884	$423

Average Invested capital	$531	$910	$395

ROIC	9%	28%	32%

ROIC calculation:(current quarter non-GAAP net profit * 4)/(average of the two most recent quarter-end balances of Segment Invested Capital)

* Includes accounts payable, employee compensation and benefits and other accrued liabilities.

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.